UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

(Name of Registrant as Specified In Its Charter)

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Shareholder Proxy

IMPORTANT INFORMATION
What are shareholders voting on?
Why am I being asked to elect trustees?
How do I vote?
Does my vote make a difference?
Whom do I call if I have questions?
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS LAUDUS TRUST LAUDUS INSTITUTIONAL TRUST
PROXY STATEMENT
PROPOSAL -- ELECTION OF TRUSTEES
Reasons for Electing Trustees
Recommendation to Elect Trustees
CORPORATE GOVERNANCE INFORMATION
Board of Trustees and Board Committees
Evaluating and Nominating Candidates for Trustee
Compensation of Trustees
Ownership of Fund Securities
Officers of the Funds
AUDITOR SELECTION AND FEES
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Pre-Approval Services Policies and Procedures
Non-Audit Services
INFORMATION ABOUT THE PROXY AND SPECIAL MEETING
Quorum Requirement
Votes Required to Elect Trustees
Voting Rights
Revoking a Proxy
Signing a Proxy Without Specifying Voting Instructions
Unvoted Shares
Other Business
Proxy Solicitation
Shareholder Proposals
Householding
Reports to Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2009
INFORMATION REGARDING THE LAUDUS FUNDS
Investment Adviser
Investment Sub-Advisers
Custodian and Administrator
Distributor
Record or Beneficial Ownership
APPENDIX A Funds and Outstanding Shares as of October 23, 2009
APPENDIX B
Record or Beneficial Ownership as of October 12, 2009

Dear Shareholders,

All Laudus Funds will hold a Special Meeting of Shareholders on December 14, 2009 at 8:30 a.m., Pacific Time. Please read the enclosed material and vote your shares.

Shareholders of all funds are being asked to elect trustees. The trustees of the Laudus Funds believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs — which are paid for by the funds and their shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

RANDALL W. MERK
TRUSTEE

i

IMPORTANT INFORMATION

What are shareholders voting on?

The Board of Trustees is asking you to vote on the election of nine members to the Boards of Trustees of Laudus Trust and Laudus Institutional Trust.

Why am I being asked to elect trustees?

One of our trustees, Nils Hakansson, will retire at the end of 2009 under the Laudus Funds’ retirement policy. Rather than appoint a single trustee to fill Mr. Hakansson’s position, we propose to elect the nine individuals who currently serve as trustees of the Schwab Funds (two of whom also currently serve as trustees of the Laudus Funds). By having this election, we will be able to consolidate board oversight of all of the funds in the Laudus Funds and Schwab Funds and manage them more efficiently. As described in the proxy statement, federal law also requires us, under certain circumstances, to obtain shareholder approval of the election of trustees.

How do I vote?

You may vote in one of the following ways:

•	by internet, by going to www.proxyvote.com and following the instructions,

•	by telephone, by calling the toll-free number listed on your proxy card and following the instructions, or

•	by mail, by signing and returning the enclosed proxy card in the enclosed business reply envelope.

We encourage you to vote by internet or telephone, as those methods cost the funds less money to process than by mail.

Does my vote make a difference?

Yes. Even if you have very few shares, you help the funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes — a process that is costly to the funds and to you as a shareholder.

Whom do I call if I have questions?

We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call (800) 967-5079 Monday through Friday between 5:00 a.m. and 6:00 p.m. (Pacific Time) or Saturday 8:00 a.m. - 2:00 p.m. (Pacific Time).

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

A special meeting of shareholders of all funds in Laudus Trust and Laudus Institutional Trust (the “Trusts”) will be held at 211 Main Street, San Francisco, California on December 14, 2009, beginning at 8:30 a.m. Pacific Time.

The purpose of the meeting will be to conduct the following items of business:

•	Elect nine trustees to serve on the Boards of Trustees for the Trusts, and

•	Consider any other business properly coming before the meeting.

Shareholders who owned shares in any fund in the Trusts as of the close of business on October 23, 2009 are entitled to attend and vote at the meeting in connection with such Trust and any adjournment or postponement of the meeting.

By order of the Board of Trustees,

Jeffrey M. Mortimer
President

iii

PROXY STATEMENT

LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

The Boards of Trustees (the “Board” or “Board of Trustees”) of Laudus Trust and Laudus Institutional Trust (the “Trusts”) are sending these proxy materials to shareholders of each mutual fund in the Trusts (the “Funds”). The Board of Trustees is soliciting proxies in connection with the special meeting of shareholders scheduled on December 14, 2009 at 8:30 a.m., Pacific Time. The meeting will be conducted at our principal executive offices at 211 Main Street, San Francisco, California 94105. These proxy materials are being mailed to shareholders on or about November 6, 2009.

The Board of Trustees has fixed the record date as of the close of business on October 23, 2009. If you were a shareholder of the Funds at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting in person, please call (415) 667-0780. A list of the Funds and the number of issued and outstanding shares of the Trusts and the Funds entitled to vote is contained in a chart in Appendix A.

PROPOSAL — ELECTION OF TRUSTEES

Shareholders of all of the Laudus Funds are being asked to vote on the election of trustees.

Proposal Summary	Funds Voting on the Proposal

Election of nine trustees to each of Laudus Trust and Laudus Institutional Trust.	Each Fund in Laudus Trust and Laudus Institutional Trust will vote together with all other Funds of such Trust on the proposal. A list of the Funds is contained in Appendix A.

Reasons for Electing Trustees

At the end of 2009, one of the trustees, Mr. Hakansson, will retire under the Trusts’ retirement policy. Instead of just replacing Mr. Hakansson, the Board of Trustees has proposed to elect the nine individuals who currently serve as trustees of the Schwab Funds (two of whom also currently serve as trustees of the Laudus Funds) because the Board of Trustees believes it would be more efficient if the same trustees oversee both the Laudus Funds and the Schwab Funds (the trusts in the Schwab Funds are The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and together with the Trusts are referred to as the “Fund Complex”). Consolidation of board oversight of the Laudus Funds and the Schwab Funds, each of which is a mutual fund family, is expected to result in conservation of management and trustee resources, as both fund groups share the same investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”) and certain other complex-wide administrative, legal, compliance, marketing and other functions, and the Board has determined that a single group of trustees overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the Laudus Funds.

With Mr. Hakansson’s retirement, and the proposed election of the same nine trustees for the Fund Complex, Mr. Merk would voluntarily resign from the Board of Trustees and no longer serve as a trustee of the Laudus Funds. Ms. Byerwalter and Mr. Hasler would continue to serve as trustees of the Laudus Funds. Messrs. Schwab, Bettinger, Cogan, Smith, Stephens, Wender and Wilsey (who are currently trustees of the Schwab Funds with Ms. Byerwalter and Mr. Hasler) would serve as trustees of the Laudus Funds beginning January 1, 2010. While the Board of Trustees may fill vacancies, it may only do so if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed seven trustees and meet this requirement, now is the appropriate time to hold this election.

Recommendation to Elect Trustees

We recommend that you vote for the election of each of the nine nominees listed below. Ms. Byerwalter and Mr. Hasler currently serve as trustees for the Funds and will continue to do so if elected (a list of the Funds is contained in Appendix A). Ms. Byerwalter and Mr. Hasler have previously been elected to the Board of Trustees and are nominated for re-election. Messrs. Schwab, Bettinger, Cogan, Smith, Stephens, Wender and Wilsey are nominated for election beginning January 1, 2010. Mr. Hakansson, who is retiring from the Board under the Laudus Funds’ retirement policy, and Mr. Merk, who is not a trustee of the Schwab Funds, will no longer serve as trustees after December 31, 2009. The Nominating Committee recommended Messrs. Cogan, Smith, Stephens, Wender and Wilsey for nomination as independent trustees, Ms. Byerwalter and Mr. Hasler for re-nomination as independent trustees, and Mr. Schwab and Mr. Bettinger for nomination as interested trustees. Each nominee has consented to serve as a trustee for the Funds if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is c/o CSIM, 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is contained below.

Name, Year of Birth, and		Number of Portfolios in
Position(s) with the Trusts;		Fund Complex Overseen
(Term of Office and Length of	Principal Occupations	or to be Overseen by the	Other Directorships
Time Served(1))	During the Past Five Years	Trustee or Nominee	Held by Trustee or Nominee

Interested Trustees(2)

Charles R. Schwab 1937 Nominee	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation.	79	None.

Since 1989, Director, Charles
Schwab Investment
Management, Inc., and
	appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings, Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank.

Through June 2007, Director,
	U.S. Trust Company, N.A., U.S. Trust Corporation and United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and Charles Schwab & Co., Inc.

Walter W. Bettinger II 1960 Nominee	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank.	79	None.

Name, Year of Birth, and		Number of Portfolios in
Position(s) with the Trusts;		Fund Complex Overseen
(Term of Office and Length of	Principal Occupations	or to be Overseen by the	Other Directorships
Time Served(1))	During the Past Five Years	Trustee or Nominee	Held by Trustee or Nominee

From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.

Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

Independent Trustees

Mariann Byerwalter 1960	Chairman of JDN Corporate Advisory LLC.	79	Board 1 — Director, Redwood Trust, Inc.
Trustee (Trustee of each Trust since 2004)

John F. Cogan	Senior Fellow: The Hoover	79	Board 1 — Director,
1947 Nominee	Institution at Stanford University; Stanford Institute of Economic Policy Research;		Gilead Sciences, Inc.
	Professor of Public Policy, Stanford University.		Board 2 — Director, Venture Lending and Leasing, Inc.

William A. Hasler	Dean Emeritus, Haas School	79	Board 1 — Director,
1941	of Business, University of		Mission West Properties.
Trustee	California, Berkeley. Until
(Trustee of each Trust since 2004)	February 2004, Co-Chief Executive Officer, Aphton		Board 2 — Director, TOUSA.
Corp. (bio-pharmaceuticals).
	Prior to August 1998, Dean of		Board 3 — Director
	the Haas School of Business, University of California, Berkeley (higher education).		Harris Stratex Networks Board 4 — Director, Globalstar, Inc. Board 5 — Director, Ditech Networks.

Gerald B. Smith 1950 Nominee	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisers).	79	Board 1 — Lead Independent Director, Board of Cooper Industries.

Board 2 — Director and Chairman of the Audit Committee of Oneok Partners, L.P.

Board 3 — Director, Oneok, Inc.

Name, Year of Birth, and		Number of Portfolios in
Position(s) with the Trusts;		Fund Complex Overseen
(Term of Office and Length of	Principal Occupations	or to be Overseen by the	Other Directorships
Time Served(1))	During the Past Five Years	Trustee or Nominee	Held by Trustee or Nominee

Donald R. Stephens 1938 Nominee	Managing Partner, D.R. Stephens & Company (investments). Prior to 1996, Chairman and Chief Executive Officer of North American Trust (real estate investment trust).	79	None.

Joseph H. Wender 1944 Nominee	Senior Consultant, Goldman Sachs & Co., Inc. 2008 - present; Senior Director, Chairman of the Finance Committee, GSC Group (investments), until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	79	Board 1 — Director and Chairman of the Audit Committee, Isis Pharmaceuticals.

Michael W. Wilsey 1943 Nominee	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	79	None.

1)	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire by no later than December 31 of the year during which he or she reaches seventy-two years of age, or his or her twentieth year of service as an independent trustee of the Laudus Funds, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of the Laudus Funds upon their required retirement date from either the Board of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first. Based on the foregoing, if elected to the Boards of the Trusts, Mr. Stephens and Mr. Wilsey will retire from the Boards on December 31, 2010.

2)	If elected, Mr. Schwab and Mr. Bettinger will be considered “interested trustees” of the Trusts because they are employees of Charles Schwab & Co., Inc. (“Schwab”), which is an affiliated company of CSIM, the Funds’ investment adviser. Schwab and CSIM are direct or indirect subsidiaries of The Charles Schwab Corporation (“CSC”), a publicly-traded company in which Mr. Schwab and Mr. Bettinger own stock.

CORPORATE GOVERNANCE INFORMATION

Board of Trustees and Board Committees

The authorized number of trustees of each Trust is currently four and the Trusts have four trustees. The Board of Trustees has authorized nine trustees effective as of January 1, 2010. There are nine nominees for election to the Board of Trustees of the Trusts at the special meeting for service beginning January 1, 2010.

Each Trust has an Audit and Compliance Committee and a Nominating Committee. Each of these committees is composed entirely of “independent trustees.” A table showing the frequency of Board and committee meetings is contained below.

The Audit and Compliance Committee reviews the integrity of the Trusts’ financial reporting processes and compliance policies, procedures and processes, and each Trust’s overall system of internal controls. The Audit and Compliance Committee reviews and evaluates the qualifications, independence and performance of the Trusts’ independent auditors. This committee is comprised of at least two independent trustees and currently has the following members: Nils H. Hakansson (Chairman), William A. Hasler and Mariann Byerwalter. The Board has determined that Mr. Hakansson is an audit committee financial expert under applicable Securities and Exchange Commission (“SEC”) definitions.

The Nominating Committee reviews and makes recommendations to the Board regarding the selection and nomination of candidates to serve as trustees. This committee is comprised of all of the independent trustees and currently has the following members: Nils H. Hakansson, Mariann Byerwalter and William A. Hasler. The Nominating Committee has not adopted a written charter.

The Board of Trustees and the Audit and Compliance Committee held the number of meetings during the last fiscal year of the Trusts as set forth in the chart below. The Nominating Committee did not meet during the last fiscal year. Each trustee attended at least 75% of all Board and applicable committee meetings of the Trusts during each Trust’s most recent fiscal year. The Trusts do not hold annual meetings of shareholders and do not have a policy with regard to the attendance of trustees at such meetings.

Trust	Fiscal Year End	Board/Committee	Meetings

Laudus Trust	3/31/09	Board of Trustees	4
		Audit and Compliance	4
Laudus Institutional Trust	3/31/09	Board of Trustees	4
		Audit and Compliance	4

Evaluating and Nominating Candidates for Trustee

In the event a vacancy exists on the Board, or a vacancy is anticipated, the Nominating Committee of the Board shall consider whether it is in the best interests of the Trusts and their shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Nominating Committee may consider candidates recommended by members of the Committee or the Board who are interested persons of the Trusts. The Committee also may consider candidates recommended by a search firm engaged by the Committee, if the Committee chooses to engage a search firm. If the Committee determines that it is in the best interests of the Trusts and their shareholders to nominate a person who is a disinterested person of the Trusts, only those trustees who are disinterested persons may be involved in the selection and nomination of candidates for that position. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership.

The Nominating Committee does not have a policy with respect to consideration of candidates for trustee submitted by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of trustees.

If you wish to communicate with the Board of Trustees or with the independent trustees of the Trusts, you may send your communication in writing to the Clerk of the Trusts, 211 Main Street, San Francisco, California 94105.

You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds. The Clerk will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Clerk will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Clerk will retain a copy of such communications for review by any trustee upon his or her request.

Compensation of Trustees

Mr. Merk, as an interested trustee, receives no compensation from the Funds for his service as a trustee.

Independent trustees currently receive aggregate compensation of $55,000 per year from the Trusts, which includes a quarterly retainer of $8,937 and $4,813 for each regular meeting of the Board of Trustees. In addition, independent trustees currently receive $2,407 for each special Board or committee meeting less than two hours and $4,813 for each special Board or committee meeting of more than two hours. There are no separate fees paid to the independent trustees for attendance at regularly scheduled committee meetings. Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings.

In addition, a retirement plan has been instituted for all of the current independent trustees of the Trusts (the “Retirement Plan”). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trusts (other than termination for cause), a retiring independent trustee who has served as independent trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an independent trustee of the Trusts, including years of service prior to the adoption of the Retirement Plan. However, each independent trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of the lowest cost share class of each Fund of Laudus Trust and the Laudus Institutional Trust that is in operation for all of such year. Each current independent trustee also was given the opportunity to make a onetime election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any independent trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an independent trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds in operation on the date of the independent trustee’s retirement.

Effective June 28, 2006, the Retirement Plan terminated with respect to new participants. With respect to participants prior to June 26, 2006 (a “Current Participant”), the account balance of each Current Participant under the Retirement Plan was frozen at the value determined as of September 29, 2006, except that each account balance was credited with an amount equal to one-half of the amount that would be credited to such account balance as of the last day of the Plan Year ending March 31, 2007 and remains subject to the performance adjustment. The terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.

The compensation paid to the independent trustees during each Trust’s most recently completed fiscal year is shown in the following table:

	Aggregate Compensation from
	the Trust(1)		Pension or		Total
		Laudus	Retirement Benefits	Estimated Annual	Compensation from
	Laudus	Institutional	Accrued as Part of	Benefits Upon	the Trusts and the
Name of Trustee	Trust	Trust	Fund Expenses(2)	Retirement(3)	Fund Complex(4)

Mariann Byerwalter	$48,976	$6,024	$16,746	$16,746	$295,000
Nils H. Hakansson	$48,976	$6,024	$120,049	$120,049	$55,000
William A. Hasler	$48,976	$6,024	$16,746	$16,746	$297,000

(1)	Fiscal year end reported for the Trusts is March 31, 2009.

(2)	Benefits included in this column are cumulative; no benefits were accrued in the Trusts’ last fiscal year.

(3)	Benefits in this column are paid in a one-time lump sum upon retirement.

(4)	In the case of Mr. Hasler and Ms. Byerwalter, this column also includes compensation received for their service on the boards of trustees of the Schwab Funds. This column does not include retirement benefits, as none were accrued in the Trusts’ last fiscal year.

Ownership of Fund Securities

The following table shows the dollar range of equity securities beneficially owned by each trustee and nominee, as of September 15, 2009, in all Trusts overseen (or to be overseen) by the trustee or nominee in the Laudus Funds family of investment companies. The “Family of Investment Companies” referred to in this table includes Laudus Trust and Laudus Institutional Trust.

	Dollar Range of Equity
	Securities of each Fund in Laudus Trust				Aggregate Dollar
	US Large		US Small		Range of Equity
	Capitalization	US Discovery	Capitalization	International	Securities in Family of
Name of Trustee or Nominee	Fund	Fund	Fund	Equity Fund	Investment Companies

Current Independent Trustees:
Mariann Byerwalter	$0	$0	$0	$0	$0
William A. Hasler	$0	$0	$0	$0	Over $100,000
Nils H. Hakansson	$0	$0	$0	$0	$0
Current Interested Trustees:
Randall W. Merk	$0	$0	$0	$0	$0
Independent Trustee Nominees:
Gerald B. Smith	$0	$0	$0	$0	$0
Donald R. Stephens	$0	$0	$0	$0	$0
Michael W. Wilsey	$0	$0	$0	$0	$0
John F. Cogan	$0	$0	$0	$0	$0
Joseph H. Wender	$0	$0	$0	$0	$0
Interested Trustee Nominees:
Charles R. Schwab	$0	$0	$0	$0	Over $100,000
Walter W. Bettinger, II	$0	$0	$0	$0	$0

				Aggregate Dollar
	Dollar Range of Equity			Range of Equity
	Securities of each Fund in Laudus Trust			Securities in the
			Growth Investors	Family of
	International Small	International	U.S. Large Cap	Investment
Name of Trustee or Nominee	Capitalization Fund	Discovery Fund	Growth Fund	Companies

Current Independent Trustees:
Mariann Byerwalter	$0	$0	$0	$0
William A. Hasler	$0	$0	$0	Over $100,000
Nils H. Hakansson	$0	$0	$0	$0
Current Interested Trustees:
Randall W. Merk	$0	$0	$0	$0
Independent Trustee Nominees:
Gerald B. Smith	$0	$0	$0	$0
Donald R. Stephens	$0	$0	$0	$0
Michael W. Wilsey	$0	$0	$0	$0
John F. Cogan	$0	$0	$0	$0
Joseph H. Wender	$0	$0	$0	$0
Interested Trustee Nominees:
Charles R. Schwab	$0	$0	$0	Over $100,000
Walter W. Bettinger, II	$0	$0	$0	$0

	Dollar Range of Equity
	Securities of each Fund in Laudus Trust				Aggregate Dollar
			Emerging	International	Range of Equity
	International	Global Equity	Markets	Fixed Income	Securities in the Family of
Name of Trustee	Equity Fund	Fund	Fund	Fund	Investment Companies

Current Independent Trustees:
Mariann Byerwalter	$0	$0	$0	$0	$0
William A. Hasler	$0	$0	$0	$50,001-$100,000	Over $100,000
Nils H. Hakansson	$0	$0	$0	$0	$0
Current Interested Trustees:
Randall W. Merk	$0	$0	$0	$0	$0
Independent Trustee Nominees:
Gerald B. Smith	$0	$0	$0	$0	$0
Donald R. Stephens	$0	$0	$0	$0	$0
Michael W. Wilsey	$0	$0	$0	$0	$0
John F. Cogan	$0	$0	$0	$0	$0
Joseph H. Wender	$0	$0	$0	$0	$0
Interested Trustee Nominees:
Charles R. Schwab	$0	$0	$0	Over $100,000	Over $100,000
Walter W. Bettinger, II	$0	$0	$0	$0	$0

	Dollar Range of Securities of each Fund in Laudus Institutional Trust		Aggregate Dollar
	Emerging	International	Range of Equity Securities
	Markets	Equity	in the Family of
Name of Trustee	Fund	Fund	Investment Companies

Current Independent Trustees:
Mariann Byerwalter	$0	$0	$0
William A. Hasler	$50,001-$100,000	$0	Over $100,000
Nils H. Hakansson	$0	$0	$0
Current Interested Trustees:
Randall W. Merk	$0	$0	$0
Independent Trustee Nominees:
Gerald B. Smith	$0	$0	$0
Donald R. Stephens	$0	$0	$0
Michael W. Wilsey	$0	$0	$0
John F. Cogan	$0	$0	$0
Joseph H. Wender	$0	$0	$0
Interested Trustee Nominees:
Charles R. Schwab	$0	$0	Over $100,000
Walter W. Bettinger, II	$0	$0	$0

Officers of the Funds

The table below provides information regarding the Trusts’ officers. The mailing address for each of the officers is c/o CSIM, 211 Main Street, San Francisco, California 94105.

Name of Officer, Year of Birth, and
Position(s) with the Trusts;
(Term of Office and Length
of Time Served)	Principal Occupation(s) During the Past Five Years

Jeffrey Mortimer, 1963 President, Chief Executive Officer and Chief Investment Officer (Officer of each Trust since 2004)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc., Schwab Funds, and Schwab Exchange Traded Funds (“ETFs”). Prior to May 2004, Vice President and Senior Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 Chief Financial Officer and Treasurer (Officer of each Trust since 2006)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.,Treasurer and Principal Financial Officer, Schwab Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. From December 1999 to November 2004: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of each Trust since 2005)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Funds and Schwab ETFs; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

AUDITOR SELECTION AND FEES

The Audit and Compliance Committee of each Trust has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered accounting firm for the Trusts. PwC has served in this capacity for the Trusts since 1989. PwC conducts annual audits of each Fund’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns and each Trust’s filings with the SEC, and consults with the Trusts as to matters of accounting and federal and state taxation. A representative of PwC will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees billed by PwC for the audit of the Funds’ annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were:

Trust	Fiscal Year End	Fees

Laudus Trust	3/31/2009	$316,053
	3/31/2008	$283,520
Laudus Institutional Trust	3/31/2009	$38,000
	3/31/2008	N/A	(1)

(1)	The funds in Laudus Institutional Trust did not commence operations until April 25, 2008 which fell into the 2009 fiscal year.

Audit-Related Fees

“Audit-Related” fees include review of tax provisions as part of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

Laudus Trust	3/31/2009	$58,540
	3/31/2008	$52,605
Laudus Institutional Trust	3/31/2009	$9,740
	3/31/2008	N/A	(1)

(1)	The funds in Laudus Institutional Trust did not commence operations until April 25, 2008 which fell into the 2009 fiscal year.

Tax Fees

“Tax” fees include preparation and review of tax returns. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

Laudus Trust	3/31/2009	$108,080
	3/31/2008	$96,010
Laudus Institutional Trust	3/31/2009	$19,480
	3/31/2008	N/A	(1)

(1)	The funds in Laudus Institutional Trust did not commence operations until April 25, 2008 which fell into the 2009 fiscal year.

All Other Fees

“All Other” fees include analysis of fund expenses and tax compliance not included in “audit fees”, “audit-related fees” and “tax fees”. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

Laudus Trust	3/31/2009	$506
	3/31/2008	$81
Laudus Institutional Trust	3/31/2009	$6,950
	3/31/2008	N/A	(1)

(1)	The funds in Laudus Institutional Trust did not commence operations until April 25, 2008 which fell into the 2009 fiscal year.

Pre-Approval Services Policies and Procedures

The Trusts do not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Non-Audit Services

In the fiscal years included in the tables above, PwC did not provide any non-audit services to the Trusts except for the aggregate amount included in the tables above under “audit-related fees”, “tax fees” and “all other fees”. In the fiscal years shown in the tables above, PwC did not provide any non-audit services, or any other services that would be included in the tables for “audit fees”, “audit-related fees”, “tax fees” or “all other fees” to CSIM, CSC, Schwab, or other entities under CSC’s common control that provide ongoing services to the Funds.

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING

Quorum Requirement

With respect to each Trust, to take action on the proposal to elect trustees, a quorum (forty percent (40%) of shares entitled to vote on the proposal) must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting with respect to a Trust will require the affirmative vote of a majority of those shares of the Funds of the Trust present at the meeting in person or by proxy.

Votes Required to Elect Trustees

Shareholders of all Funds and share classes within each Trust will vote together for the election of the trustees of that Trust (a list of the Funds and the Trusts is included in Appendix A). To be elected as a trustee of a Trust, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of that Trust. This means that, with respect to each Trust, the nine nominees receiving the highest number of affirmative votes cast by the shareholders of that Trust at the meeting will be elected.

Voting Rights

With respect to Laudus Trust, as a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.

With respect to Laudus Institutional Trust, each shareholder of record is entitled to one vote for each dollar (carried forward to two decimal places) of net asset value per share of a Fund held as of the close of business on the record date. Each fraction of a share will be entitled to a proportionate fractional vote.

Revoking a Proxy

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the meeting,

•	voting by telephone or on the Internet before 9:00 p.m. (Pacific Time) on December 13, 2009, or

•	voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions

If you sign the proxy without giving instructions how to vote, your proxy will be voted:

•	for the election of each of the nine nominees as trustees, and

•	according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares

Abstentions and broker non-votes will be counted in determining a quorum for the transaction of business at the special meeting. A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker declined to vote on the particular matter and the broker’s customer did not send the broker instructions on how to vote on the proposal. For purposes of the proposal scheduled to be presented at the special meeting, abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

Brokerage firms have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. The proposal to elect directors is considered a routine matter.

As a brokerage firm, Schwab may vote its clients’ unvoted shares on routine matters. However, as an affiliate of the investment adviser to the Funds, when it is voting on a Fund proposal, it can vote unvoted shares held in brokerage accounts only in the same proportion as all other shareholders vote.

If you have an investment adviser, your investment adviser may be able to vote your shares depending on the terms of your agreement with your investment adviser.

Other Business

We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.

Proxy Solicitation

Each Fund has retained D.F. King, a proxy solicitation firm, at an estimated total cost to the Fund Complex of $30,000, to assist in the solicitation of proxies. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs.

As described in the Funds’ prospectuses, CSIM has agreed to waive fees and/or reimburse expenses of certain Funds through a specified period of time when the net operating expenses of these Funds reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include interest, taxes, and certain non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of each Fund’s total operating expenses for purposes of CSIM’s fee waiver and/or reimbursement obligations.

In addition to the solicitation of proxies by mail, officers of the Trusts, officers and employees of CSIM, Schwab and the Funds’ sub-advisers also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

Shareholder Proposals

The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. None of the Funds currently plans to hold a meeting of shareholders in 2010.

Householding

“Householding” means that we deliver a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. We will provide only one set of proxy materials to each such household, unless we receive contrary instructions.

We will promptly deliver separate copies of the proxy statement and annual report at the request of any shareholder who is in a household that participates in the householding of the Funds’ proxy materials. You may call (800) 967-5079 or send your request to Laudus Funds Proxy Statement Request, c/o D.F. King, 48 Wall Street, 22nd Floor, New York, New York 10005.

If you currently receive multiple copies of your Fund’s proxy materials and would like to participate in householding, please call (800) 447-3332.

Reports to Shareholders

Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the Trusts by calling Laudus Funds at (800) 447-3332, by the Internet: http://www.laudus.com, or by writing to the Funds at 211 Main Street, San Francisco, California 94105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 2009

The proxy statement for this meeting is available at www.proxyvote.com.

INFORMATION REGARDING THE LAUDUS FUNDS

Investment Adviser

CSIM, 211 Main Street, San Francisco, California 94105 serves as the investment adviser to all of the Trusts’ Funds. CSIM is a wholly-owned subsidiary of CSC. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of CSC. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of CSC and its subsidiaries.

Investment Sub-Advisers

AXA Rosenberg Investment Management, Inc. (“AXA Rosenberg”), 4 Orinda Way, Orinda, California 94563, serves as sub-adviser to the following Funds:

•	Laudus Rosenberg U.S. Small Capitalization Fund

•	Laudus Rosenberg U.S. Large Capitalization Fund

•	Laudus Rosenberg U.S. Discovery Fund

•	Laudus Rosenberg International Equity Fund

•	Laudus Rosenberg International Discovery Fund

•	Laudus Rosenberg International Small Capitalization Fund

Mondrian Investment Partners (“Mondrian”), 10 Gresham Street, Fifth Floor, London, England EC2V 7JD, serves as sub-adviser to the following Funds:

•	Laudus Mondrian Emerging Markets Fund

•	Laudus Mondrian International Fixed Income Fund

•	Laudus Mondrian International Equity Fund

•	Laudus Mondrian Global Equity Fund

•	Laudus Mondrian Institutional Emerging Markets Fund

•	Laudus Mondrian Institutional International Equity Fund

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, serves as sub-adviser to the following Fund:

•	Laudus Growth Investors U.S. Large Cap Growth Fund

Custodian and Administrator

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and administrator for the Laudus Funds (a complete list is contained in Appendix A).

Distributor

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 serves as distributor for each of the Funds.

Record or Beneficial Ownership

Each of the trustees, nominees and executive officers of the Funds, and collectively as a group, own less than 1% of each class of shares of each of the Funds as of October 2, 2009. To the knowledge of each Trust, persons with record or beneficial ownership of more than 5% of any class of shares of a Fund as of October 12, 2009 are included in the table in Appendix B.

APPENDIX A
Funds and Outstanding Shares as of October 23, 2009

		Outstanding
Fund	Class	Shares

Laudus Trust
Laudus Rosenberg U.S. Large Capitalization Fund	Investor Shares	904,565.547
Laudus Rosenberg U.S. Large Capitalization Fund	Select Shares	11,057,995.193
Laudus Rosenberg U.S. Discovery Fund	Investor Shares	5,008,080.571
Laudus Rosenberg U.S. Discovery Fund	Select Shares	12,889,337.453
Laudus Rosenberg U.S. Small Capitalization Fund	Investor Shares	18,215,567.203
Laudus Rosenberg U.S. Small Capitalization Fund	Select Shares	19,910,349.291
Laudus Rosenberg U.S. Small Capitalization Fund	Adviser Shares	1,822,225.334
Laudus Rosenberg International Equity Fund	Investor Shares	1,186,662.361
Laudus Rosenberg International Equity Fund	Select Shares	5,802,520.059
Laudus Rosenberg International Discovery Fund	Investor Shares	4,345,658.719
Laudus Rosenberg International Discovery Fund	Select Shares	32,291,099.816
Laudus Rosenberg International Small Capitalization Fund	Investor Shares	15,068,982.040
Laudus Rosenberg International Small Capitalization Fund	Select Shares	21,688,068.621
Laudus Mondrian Emerging Markets Fund	Investor Shares	1,059,810.610
Laudus Mondrian Emerging Markets Fund	Select Shares	278,104.581
Laudus Mondrian Emerging Markets Fund	Institutional Shares	7,508,641.610
Laudus Mondrian International Fixed Income Fund	Institutional Shares	18,620,394.639
Laudus Mondrian International Equity Fund	Investor Shares	65,805.043
Laudus Mondrian International Equity Fund	Select Shares	59,380.814
Laudus Mondrian International Equity Fund	Institutional Shares	9,812,004.549
Laudus Mondrian Global Equity Fund	Investor Shares	8,044.434
Laudus Mondrian Global Equity Fund	Select Shares	22,041.859
Laudus Mondrian Global Equity Fund	Institutional Shares	500,000.000
Laudus Growth Investors U.S. Large Cap Growth Fund		13,669,053.774
Total		201,794,394.121

Laudus Institutional Trust
Laudus Mondrian Institutional Emerging Markets Fund		305,070.101
Laudus Mondrian Institutional International Equity Fund		1,933,639.361
Total		2,238,709.462

APPENDIX B

Record or Beneficial Ownership as of October 12, 2009

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

Laudus Trust

Laudus Mondrian International Equity Fund — Investor Shares	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	46,756.796 Record	70%

	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19,151.710 Record	28%

Laudus Mondrian International Equity Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	52,819.134 Record	88%

	N FRIEDLAND & J FLORCZAK TTEE NANCY E FRIEDLAND REVOCABLE TR SAINT LOUIS MO	6,561.680 Beneficial*	11%

	JAMES F BRECKER JR CHARLES SCHWAB & CO INC. CUST IRA CONTRIBUTORY MALVERN PA	7,273.644 Beneficial*	12%

	CHARLES SCHWAB TRUST CO TTEE HELLMAN & FRIEDMAN PS & 401K NEW YORK NY	43,692.645 Record*	74%

Laudus Mondrian International Equity Fund — Institutional Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,869,797.757 Record	62%

	SCHWAB TARGET 2020 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	760,686.967 Beneficial*	8%

	SCHWAB TARGET 2040 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	856,437.225 Beneficial*	9%

	SCHWAB TARGET 2030 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	922,416.861 Beneficial*	10%

	GREATER TEXAS FOUNDATION BRYAN TX	935,883.741 Beneficial*	10%

Laudus Mondrian Global Equity Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,988.880 Record	99%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

	JUDY DIANE RUSSI CHARLES SCHWAB & CO INC CUST IRA CONTRIBUTORY BELLINGHAM WA	408.844 Beneficial*	5%

	JONATHAN DE ST PAER CHARLES SCHWAB & CO INC CUST MILL VALLEY CA	418.491 Beneficial*	5%

	STEPHEN KA HEI LEE SAN FRANCISCO CA	523.115 Beneficial*	7%

	DOTTIE M ROBERTSON BEND OR	671.141 Beneficial*	8%

	CHARLES SCHWAB & CO., INC. AMO CLEARING OMNIBUS ACCT FBO SCOTTRADE DTCC #0705 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	907.032 Record*	11%

	PHILIP FRANCUS CUST FOR RACHEL FRANCUS UNYUTMA WOODHAVEN NY	1,046.230 Beneficial*	13%

	MANUEL ALFONSO CARVALLO & VERONICA GONZALEZ JT TEN ALPHARETTA GA	1,990.812 Beneficial*	25%

Laudus Mondrian Global Equity Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22,041.859 Record	100%

	DANIEL K BERMAN & REIKO B SHINGU JT TEN NORTH BETHESDA MD	5,589.841 Beneficial*	25%

	P REGAN & K REGAN TTEE PATRICK R REGAN REVOCABLE TRUST MINNEAPOLIS MN	16,313.214 Beneficial*	74%

Laudus Mondrian Global Equity Fund — Institutional Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	500,000.000 Record	100%

Laudus Mondrian Emerging Markets Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	823,024.158 Record	86%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	87,104.428 Record	9%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

Laudus Mondrian Emerging Markets Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	225,205.364 Record	93%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14,657.503 Record	6%

	RUSSELL TRUST CO TTEE UNITED AIRLINE PILOT DIRECT PL FBO MONICA AIMEE MIRANDA SAN MATEO CA	16,265.866 Beneficial*	7%

	MICHAEL PILLSBURY WASHINGTON DC	25,740.026 Beneficial*	11%

	JJT INVESTMENTS PARTNERSHIP LT A PARTNERSHIP COLLEYVILLE TX	28,288.543 Beneficial*	12%

	WILLIAM G. BYRNES WEST PALM BEACH FL	31,565.657 Beneficial*	13%

Laudus Mondrian Emerging Markets Fund — Institutional Shares	SEI PRIVATE TRUST COMPANY FBO CHEVY CHASE BANK ID 443 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	4,200,060.283 Record	56%

	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,912,117.363 Record	39%

	SCHWAB TARGET 2020 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	699,017.958 Beneficial*	9%

	SCHWAB TARGET 2040 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	703,892.878 Beneficial*	10%

	SCHWAB TARGET 2030 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	735,500.162 Beneficial*	10%

Laudus Mondrian International Fixed Income Fund	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,347,806.021 Record	60%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

	PATTERSON & CO FBO OMNIBUS CASH/CASH/CASH 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	4,914,915.376 Record	28%

Laudus Rosenberg U.S. Small Capitalization Fund — Investor Shares	MAC & CO FBO DOM SALARIED PLAN MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8,259,264.711 Record	44%

	NATIONAL FINANCIAL SVCS CORPORATION FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,739,943.882 Record	36%

Laudus Rosenberg U.S. Small Capitalization Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,570,110.958 Record	18%

	DINGLE & CO C/O COMERICA BANK PO BOX 75000 DETROIT MI 48275-0001	2,850,953.531 Record	11%

	RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	2,312,144.778 Record	9%

	NATIONAL FINANCIAL SVCS CORPORATION FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,364,666.822 Record	9%

	MAC CO A C VCBF1855782 MUTUAL FUND OPS - TC PO BOX 3198 PITTSBURGH PA 15230-3198	1,999,966.553 Record	8%

	MERCER TRUST COMPANY TTEE FBO KOHLS CORP 401K 1 INVESTORS WAY NORWOOD MA 02062-1599	1,304,728.593 Record	5%

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	1,387,570.288 Record	5%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

Laudus Rosenberg U.S. Small Capitalization Fund — Adviser Shares	MAC & CO A/C DTCF6006012 FBO GIANT EAGLE EMP SVGS MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	399,182.870 Record	21%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH STREET - 3RD FLOOR NY NY 10001-2402	320,290.788 Record	17%

	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	124,963.523 Record	6%

Laudus Rosenberg U.S. Discovery Fund — Investor Shares	DCGT AS TTEE AND/OR CUST FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	1,368,044.807 Record	27%

	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,339,193.789 Record	26%

	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	737,724.084 Record	14%

	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	682,436.305 Record	13%

	GENWORTH FINANCIAL TRUST COMPANY FBO GFAM AND MUTUAL CLIENTS AND FBO OTHER CUSTODIAL CLIENTS 3200 N CENTRAL AVE STE 700 PHOENIX AZ 85012-2468	503,864.552 Record	9%

Laudus Rosenberg U.S. Discovery Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,790,838.911 Record	21%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,656,805.507 Record	20%

	BANK OF OKLAHOMA NA TTEE ONEOK INC THRIFT PLAN PO BOX 2180 TULSA OK 74101-2180	1,819,846.177 Record	13%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	888,512.353 Record	6%

	WELLS FARGO BANK NA FBO OVERLAKE HOSPITAL - CUSTODY ACCOUNT PO BOX 1533 MINNEAPOLIS MN 55480-1533	677,418.495 Record	5%

	CHARLES SCHWAB TRUST DCC&S OMNIBUS ACCOUNT 215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	833,156.128 Record*	6%

Laudus Rosenberg U.S. Large Capitalization Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	631,385.688 Record	69%

	VANGUARD FIDUCIARY TRUST CO VALUE MARKET NETURAL 401K ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	139,350.751 Record	15%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	60,323.434 Record	6%

	CHARLES SCHWAB & CO., INC. FBO JP MORGAN CLEARING #0352 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	68,733.450 Record*	8%

Laudus Rosenberg U.S. Large Capitalization Fund — Select Shares	VANGUARD FIDUCIARY TRUST CO VALUE MARKET NETURAL 401K ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	5,009,264.093 Record	44%

	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,631,662.238 Record	23%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,453,656.389 Record	21%

	CHARLES SCHWAB TRUST DCC&S OMNIBUS ACCOUNT 215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	1,113,434.783 Record*	10%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

Laudus Rosenberg International Equity Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	668,374.271 Record	55%

	VANGUARD FIDUCIARY TRUST CO VALUE MARKET NETURAL 401K ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	302,854.177 Record	25%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	114,120.580 Record	9%

Laudus Rosenberg International Equity Fund — Select Shares	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,926,009.556 Record	67%

	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,732,196.681 Record	29%

	CHARLES SCHWAB TRUST DCC&S OMNIBUS ACCOUNT 215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	1,149,149.579 Record*	20%

Laudus Rosenberg International Small Capitalization Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,078,993.656 Record	46%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,064,197.285 Record	26%

	US BANK FBO PRIVATE ASSET MNGMT OA C/C PO BOX 1787 MILWAUKEE WI 53201-1787	1,069,297.150 Record	6%

Laudus Rosenberg International Small Capitalization Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,380,441.820 Record	33%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,165,886.256 Record	19%

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	3,276,603.688 Record	14%

	MITRA & CO FBO 98 C/O M&I TRUST CO NA, ATTN: MF 11270 WEST PARK PL, STE 400 MILWAUKEE WI 53224-3638	1,514,317.297 Record	6%

	STATE STREET BANK TRUSTEE FOR CITISTREET CORE MARKET 1 HERITAGE DR N QUINCY MA 02171-2153	1,240,183.521 Record	5%

	PATTERSON CO FBO OMNIBUS C CASH 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	1,234,330.541 Record	5%

	CHARLES SCHWAB TRUST DCC&S OMNIBUS ACCOUNT 215 FREMONT ST FL 6 SAN FRANCISCO CA 94105	1,126,531.934 Record*	5%

Laudus Rosenberg International Discovery Fund — Investor Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,976,193.381 Record	90%

	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	273,481.202 Record	6%

Laudus Rosenberg International Discovery Fund — Select Shares	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,306,787.907 Record	16%

	NATIONAL FINANCIAL SVCS CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,204,605.931 Record	9%

	PATTERSON & CO FBO OMNIBUS CASH/CASH/CASH 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	2,743,036.265 Record	8%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

Laudus Growth Investors U.S. Large Cap Growth Fund	CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE USE OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,510,536.471 Record	38%

	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,495,831.446 Record	17%

	UBS FINANCIAL SERVICES INC CUST MACON FIRE AND POLICE DEFINED BENEFIT PO BOX 247 MACON GA 31202-0247	1,341,822.203 Record	9%

	NORTHERN TRUST COMPANY AS TRUSTEE FBO UBS FINANCIAL SERVICES 401K PL PO BOX 92994 CHICAGO IL 60675-0001	789,219.703 Record	5%

	SCHWAB TARGET 2020 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	1,268,742.791 Beneficial*	9%

	SCHWAB TARGET 2040 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	1,403,713.961 Beneficial*	10%

	SCHWAB TARGET 2030 PORTFOLIO MANAGEMENT EQUITY 101 MONTGOMERY ST SAN FRANCISCO CA 94104	1,566,968.342 Beneficial*	11%

Laudus Institutional Trust

Laudus Mondrian Institutional Emerging Markets Fund	MONDRIAN INVESTMENT PARTNERS LTD 10 GRESHAM ST 5TH FLOOR LONDON EC2V 750 ENGLAND	304,814.019 Record	99%

Laudus Mondrian Institutional International Equity Fund	US BANK NA FBO BANQUET EMP UNIONS PEN PO BOX 1787 MILWAUKEE WI 53201-1787	614,629.835 Record	31%

	MONDRIAN INVESTMENT PARTNERS LTD 10 GRESHAM ST 5TH FLOOR LONDON EC2V 750 ENGLAND	306,966.415 Record	15%

	ATTN MUTUAL FUNDS C/O MELLON BANK ID 225 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	288,367.032 Record	14%

		Amount of Shares
		Held/ Nature of	Percent of
Title of Class	Name of Record or Beneficial Owner	Ownership	Class

	NORTHERN TRUST CO CUST FBO JDO LP PO BOX 92956 CHICAGO IL 60675-0001	251,145.555 Record	12%

	NORTHERN TRUST COMPANY CUSTODIAN FBO OSHER#2 LP P.O. BOX 92956 CHICAGO IL 60675-0001	170,648.464 Record	8%

	NORTHERN TRUST COMPANY CUSTODIAN FBO B OSHER#3 LP P.O. BOX 92956 CHICAGO IL 60675-0001	170,648.464 Record	8%

	NORTHERN TRUST CO CUST FBO JDO LP PO BOX 92956 CHICAGO IL 60675-0001	131,233.596 Record	6%

*	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in this table. The shares held by Charles Schwab Trust Company are held for the benefit of its customers.

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LGL51480-00

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
VOTING OPTIONS
READ YOUR PROXY STATEMENT AND HAVE IT
AT HAND WHEN VOTING.
3 EASY WAYS TO VOTE YOUR PROXY
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2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
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1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
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2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18129-S51873	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends that you vote
FOR each of the nominees listed below:
PROPOSAL: TO ELECT TRUSTEES FOR THE FUNDS
Nominees:
01) Charles R. Schwab
02) Walter W. Bettinger II
03) Mariann Byerwalter
04) John F. Cogan
05) William A. Hasler
06) Gerald B. Smith
07) Donald R. Stephens
08) Joseph H. Wender
09) Michael W. Wilsey

Withhold
For	From	For
All	All	All
Nominees	Nominees	Except

☐	☐	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be held on December 14, 2009:
The Statement is available at www.proxyvote.com.

[Insert Fund Name Here]	M18130-S51873

LAUDUS FUNDS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS
     The undersigned hereby appoint(s) Catherine MacGregor, Christine Pierangeli and Howard Lee, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on December 14, 2009, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, at 8:30 a.m., Pacific time, and at any adjournments or postponements thereof.
     The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting.
     This proxy, when properly executed, will be voted as indicated on the reverse side. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment.